UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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ENDRA Life Sciences Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENDRA Life Sciences Inc.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	TUESDAY, June 16, 2020
TIME:	10:00 A.M. EASTERN TIME
LOCATION:	https://www.issuerdirect.com/virtual-event/ndra

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS
PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/NDRA and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/NDRA

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before June 2, 2020.

you may enter your voting instructions at: https://www.iproxydirect.com/NDRA until POLLS ARE CLOSED AT THE ANNUAL MEETING.

The purposes of this meeting are as follows:

1. to elect six (6) nominees to the Board of Directors as nominated by the Board of Directors: Francois Michelon, Louis J. Basenese, Anthony DiGiandomenico, Dr. Sanjiv Sam Gambhir,Michael Harsh, and Alexander Tokman.

2. To approve an amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of common stock from 50,000,000 shares to 80,000,000 shares.

3. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for 2020.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on April, 22 2020 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.0001 per share, and our preferred stock, par value $0.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting. stockholders will be able to view a list of stockholders of record as of the record date at https://www.iproxydirect.com/NDRA

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card.

ENDRA LIFE SCIENCES INC. SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT